Exhibit 99.1

Low Cost Producer

Profitable Growth

Sound Strategic Investments

Cyclic Tailwind Benefits

Favorable Secular Trends

Healthy Balance Sheet

Unrivaled Track Record

Forward Looking Statement

Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; the fact that our products are commodities and that prices for our products are subject to material fluctuation due to market conditions and other factors beyond our control; availability of raw materials; changes in energy costs including, without limitation, natural gas, coal and oil; changes in the cost and availability of transportation; unexpected operational difficulties; inability to timely execute announced capacity expansions; difficulties and delays in the development of new business lines; governmental regulation and changes in governmental and public policy (including, without limitation, climate change regulation); possible outcomes of pending or future litigation or arbitration proceedings; changes in economic conditions specific to any one or more of the Company’s markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including, without limitation, natural gas, coal and oil) could affect the revenues and operating earnings of our operations. In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s result of operations. With respect to any acquisition, factors, risks and uncertainties that may cause actual events and developments to vary materially from those anticipated in forward-looking statements include, but are not limited to, the risk that we may not be able to integrate the acquired assets in an efficient and cost-effective manner with our other assets and operations, the possible inability to realize synergies or other expected benefits of the transaction, the possibility that we may incur significant costs relating to transition or integration activities or repair and maintenance of the acquired assets, the discovery of undisclosed liabilities associated with the business, theneed to repay the indebtedness incurred to fund the acquisition and the fact that increased debt may limit our ability to respond to any changes in general economic and business conditions that occur after the acquisition. These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 This report is filed with the Securities and Exchange Commission. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

Eagle Materials Business Definition

Minerals-Based Commodity Products

Infrastructure and Related Construction Materials Energy Industry Materials Construction cement oil well cement Aggregates and concrete frac sand

Residential

and Commercial

Construction Materials

Gypsum

Wallboard

Gypsum

Paperboard

Strategy Emphasis Now Profitable, High-Returning Growth Asset Optimization

Key Demand Drivers Cyclical and Secular Growth Cyclical Growth

Competitive Advantage Cost Positions and Locations

Innovation Focus Extension of Low Cost Producer Positions

Eagle Materials Business Definition

Minerals-Based Commodity Products

Infrastructure and Related Construction Materials Energy Industry Materials Construction cement oil well cement Aggregates and concrete frac sand

Residential and Commercial Construction Materials

Gypsum Wallboard

Gypsum Paperboard

Strategy Emphasis Now Key Demand Drivers Competitive Advantage Innovation Focus

Profitable, High-Returning Growth Asset Optimization Cyclical and Secular Growth Cyclical Growth

Cost Positions and Locations

Extension of Low Cost Producer Positions

Multiple Sources of Cost Advantage

Lowest Cost Position is Important in a Commodity Industry

Operational Execution Process Management

Low-Cost Focused Innovation Smart Design and Scale

Technology and Engineering Sustained Maintenance

Sustained Innovation Focus on Cost Reduction Significant, Sustained and Across Every Aspect of the Business System Proven Cost Advantages

Inputs Processing Waste Overhead

Eagle Cost

Proximity of Mining Process Streamlined Advantages raw materials innovations control systems Industry

Unique Manufacturing Product line Low staffing technologies innovations focus requirements

EXP

Material and Logistics Maintenance No frills, only energy usage innovations disciplines necessities

Our Low Cost Producer Strategy

Is Closely Aligned with Our Sustainability Objectives

Strategy Objective Sustainability Result

Less Responsible use of

Reduced cost

waste resources

Less energy Smaller

Reduced cost

used environmental footprint

Less mineral Greater

Reduced cost

resource used conservation

Less water Lower energy

Reduced cost

used requirements

More recycled Beneficial use of

Reduced cost

resource use waste streams

Some Say the “Best Predictor of Grades is Grades”

Total Shareholder Return as of 3/31/2014



450%
300%
150%
0%
Eagle Materials Performance
75th Percentile
50th Percentile
25th Percentile
Peer Performance
1-Yr
3-Yr
5-Yr
10-Yr
3000%
2000%
1000%
0%
20-Yr

Source: Longnecker & Associates. Peer Group: Martin Marietta, Texas Industries Inc., USG Corp., Vulcan Materials, Titan Cement Co. S.A., CRH, Buzzi Unicem S.p.A., Holcim Ltd., HeidelbergCement AG, Lafarge S.A., Cementos Bio-Bio S.A., Cementos Portland Valderrivas, Cemex S.A.B. de C.V., Italcementi S.p.A., Cementos Argos S.A., Headwaters Incorporated

7

Eagle Materials Business Definition

Minerals-Based Commodity Products

Infrastructure and Related Construction Materials Energy Industry Materials Construction Cement Oil Well Cement Aggregates and Concrete Frac Sand

Residential

and Commercial

Construction Materials

Gypsum

Wallboard

Gypsum

Paperboard

Strategy Emphasis Now Profitable, High-Returning Growth Asset Optimization

Key Demand Drivers Cyclical and Secular Growth Cyclical Growth

Competitive Advantage Cost Positions and Locations

Innovation Focus Extension of Low Cost Producer Positions

Central US Cement System

Latest Acquisitions Are Now Fully Integrated

Kansas City and

Tulsa cement

plant acquisitions

(Nov. 30, 2012)

link east-to-west

and central-to- Nevada Mountain Kansas City, MO Illinois

Cement Cement Cement

south

Tulsa, OK

Eagle Cement Plants Texas

Lehigh

Acquired Cement Plants Cement Houston

(50/50 JV) Cement

Terminal

Eagle Cement Terminals

Acquired Cement Terminals

System Scale

Acquisitions Increased Cement Capacity by 60%

Cement Short Tons Capacity (000)

Texas Lehigh(50%) 700 Illinois Cement 1,100 Mountain Cement 700 Nevada Cement 550

Central Plains Kansas City 1,150 Central Plains Tulsa 700

Total 4,900

US Cement Consumption Outlook

Million Metric Tons

120

New capacity

and capacity

expansion — is

US Capacity constrained for

the foreseeable

90 future

Some existing

capacity may be

closed by 2015

due to NESHAP

60 compliance, but

imports will be

required again to

meet demand

regardless

30

Non-Residential

Residential

Governmental

0

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Source: Portland Cement Association

Texas Cement Consumption History and Outlook

Key States, Metric Tons, PCA

18,000,000

12,000,000

6,000,000

0

Texas is Forecast to Exceed 2007 Peak in 2015

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Cement Consumption History and Outlook

Key States, Metric Tons, PCA

Central Plains Forecast to Illinois Forecast to Nearly Regain 2005 Peak in 2017 Regain 2005 Peak in 2018

8,000,000 6,000,000 4,000,000 2,000,000 0

2000

2001

2002 2003 2004

2005

2006

2007 2008

2009 2010

2011

2012 2013 2014

2015

2016

2017 2018 2000 2001 2002 2003 2004 2005 2006 2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

2017

2018

Nebraska Kansas Oklahoma Missouri

Wisconsin

Illinois

Cement Consumption History and Outlook

Key States, Metric Tons, PCA

Nevada Recovery Expected to Mountain Forecast to be Sustained but Slower Surpass 2005 Peak in 2018

3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0

2000

2001

2002

2003

2004

2005

2006

2007 2008 2009

2010

2011

2012

2013

2014

2015

2016

2017

2018

2000 2002 2004 2006 2008 2010 2012 2014 2016 2018

Wyoming

Colorado

Highway Spending Outlook and Composition

Millions of Real $, PCA

$70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0

2000 2002 2004 2006 2008 2010 2012 2014 2016

ARR Act

State and Local

Federal

EPA Regulatory Developments

Final Rule Issued – Extension Granted

On February 12, 2013 the EPA published the final rule amending

National Emission Standards for Hazardous Air Pollutants (NESHAP) for the Portland Cement Manufacturing Industry

New Source Performance Standards (NSPS) for Portland Cement Plants

Existing Facilities

Compliance deadlines extended until September 2015

New Facilities

Standards continue to apply to all sources which commenced construction or reconstruction after May 6, 2009

EPA Regulatory Developments

Standards Tough to Meet, Will Chill New Capacity Addition

Existing Source New Source

Pollutant Standard Standard

Standards for Particulate Matter 0.07 lb/ton clinker 0.02 lb/ton clinker new sources

are challenging Mercury 55 lb/MM tons 21 lb/MM tons clinker

to meet clinker

individually — 3.5 -10 lb/ton clinker

and as a set of Nitrogen Oxide (varies) 1.5 lb/ton clinker

standards

compliance Sulfur Oxide 1.2-5.0 lb/ton clinker 0.4 lb/ton clinker may be not be (varies)

economically

or even Total Hydrocarbons 24 ppm 24 ppm

technologically

feasible Hydrogen Chloride 3 ppm 3 ppm

Organic Air Pollutants 12 ppm 12 ppm

Concrete/Cement Value Proposition

In Relation to Asphalt, the Leading Substitute

Historically initial costs per construction mile have favored asphalt over concrete

Asphalt is used over 85% of the time in US highway and road construction, and this has been the case over many decades

Life cycle costs have always favored concrete over asphalt

Now initial costs per mile as well as life cycle costs favor concrete, driven by escalation in asphalt bitumen input costs (oil driven)

The cost cross-over point favoring concrete over asphalt occurred in 2008 but has been masked by the recession and long-standing historical practices

Concrete has, in fact, been gaining share over asphalt since 2008

Outlook is for a further strengthening of the concrete/cement value proposition

More rapid share gains for concrete are expected as the cost and performance advantages of concrete increase, as cost benefits are broadly understood, and as use adaptations occur

Life Cycle Analysis Favors Concrete

Pavement Life Expectancy (Before Reconstruction is Required)

Concrete

25 Average:

29.3 Years

20 Asphalt

Average:

13.6 Years

15

Asphalt

10 Concrete

Number of State DOTs Reporting 5 0

1-5 Years 6-10 Years 11-15 16-20 21-30 31-50

Years Years Years Years Source: PCA Highway Report

Asphalt Costs Have Diverged Higher

Costs Linked to Oil/Bitumen

250

Asphalt PPI

200

150

Concrete/Cement PPI

100

50

0

12/1/2003 12/1/2005 12/1/2007 12/1/2009 12/1/2011 12/1/2013

US Department of Labor (BLS) 12/2003=100 Ppi, Mfg, Nsa, Asphalt

Paving and Roofing Materials; Cement and Concrete Product

Concrete Share Has, In Fact, Been Growing

Growth Since 2008 Has Been Masked by the Recession

Concrete Share of Highway Paving Volume

18% 17.5%

16.2%

15.5%

Long-Term Average 14.4%

13.3%

13%

12.1%

8%

2007 2008 2009 2010 2011

Source: PCA June 2012, Oman Data Systems

Outlook and Strategic Implications

A Game Changer for Cement and Asphalt

The price of asphalt is expected to continue to diverge from the price of concrete as oil price inflation remains higher than the cost inflation of the fuels used in producing cement (e.g., petcoke, shale gas)

High oil prices have also driven refineries to invest in cokers to extract more high grade products from crude — this has meant less production of bitumen and more production of petcoke, further extending the gap

Petroleum coke is a low-value solid by-product of the oil refining industry and this is reflected in pricing — decisions about production levels tend not to be made on the markets for petroleum coke; it is a waste recovery by-product “priced to move” rather than to store

Competition from concrete will limit asphalt’s ability to pass on costs

Well-positioned cement producers should enjoy increasing advantages

PCA Projected Initial Bid Paving Costs

Dollars Per Two Lane Road Mile—Urban

$1,400,000

Asphalt

$1,200,000

$1,000,000

$800,000

$600,000

Concrete

$400,000

$200,000

$-

2003 2007 2011 2015 2019

Eagle Materials Business Definition

Minerals-Based Commodity Products

Infrastructure and Related Construction Materials Energy Industry Materials Construction Cement Oil Well Cement Aggregates and Concrete Frac Sand

Residential

and Commercial

Construction Materials

Gypsum

Wallboard

Gypsum

Paperboard

Strategy Emphasis Now Profitable, High-Returning Growth Asset Optimization Key Demand Drivers Cyclical and Secular Growth Cyclical Growth Competitive Advantage Cost Positions and Locations Innovation Focus Extension of Low Cost Producer Positions

Close Relationship of End-Uses

Oil Well Cement and Now Frac Sand

Important elements for unlocking energy in the shale plays

Specialty oil well cement for casing wells

Special purpose frac sand to keep the fractures “propped open”

Premium Well-Casing Cement Solutions

Desirable at 250 Degrees, Required at 350 Degrees and Up

Temperatures generally increase with drilling depths, but at different rates for different regions

Desirable Required

Conventional Cement Specialty

Performance

Grades Perform to Solutions Only,

Degradation

Specification e.g. “Class H”

Low Drilling Depth Much of the Some of the

Shale Plays Eagle Ford Eagle Ford

0° 50° 100° 150° 200° 250° 300° 350° 400° 450° 500°

Fahrenheit

Shifting the Cement Product Mix to Oil Well Cement

A Company Priority

Eagle has been the pre-eminent US producer of oil well cement for decades

Strong value proposition for Eagle and a key profit growth opportunity

Eagle has the capability, know-how, permits and customer relationships required to effectively produce and market specialty oil-well cement, especially Class H, the grade used in the most demanding applications

The alternative for oil services companies is to apply additives to more conventional grade cement to achieve similar results – this can be more costly and less predictable

Oil Well Cement Strategic Directions

A Mutually Reinforcing Growth Opportunity with Frac Sand

Eagle Plant	Current Production Proportion	Target Production Proportion	Key Cement Grades	Target Shale Plays	Plant Capability Status
Texas Lehigh	~ 50%	> 50%	Class H	Eagle Ford	Mature capability
Mountain	~ 25%	> 25%	Class G	Niobrara	Mature capability
Tulsa	4%	> 50%	Class H and C	Mid-Continent	Acquisition, proven
Kansas City	0%	> 25%	Class G and H	Bakken	Acquisition, feasible
Illinois	0%	TBD	Class G	Utica	Proven capability

28

Eagle Ford Cement Consumption Outlook

Continued Growth is Expected

Increasing drilling activity and newer drilling technologies (e.g., cemented liners) should continue to drive growth in cement consumption

South Texas represents ~15-20% of US oil well cement spend

Estimated Annual Oil Well Cement Demand and Outlook

2011 2012 2013 2014 2015

Eagle Materials Business Definition

Minerals-Based Commodity Products

Infrastructure and Related Construction Materials Energy Industry Materials Construction Cement Oil Well Cement Aggregates and Concrete Frac Sand

Residential and Commercial Construction Materials

Gypsum Wallboard

Gypsum Paperboard

Strategy Emphasis Now Profitable, High-Returning Growth Asset Optimization

Key Demand Drivers Cyclical and Secular Growth Cyclical Growth

Competitive Advantage Cost Positions and Locations

Innovation Focus Extension of Low Cost Producer Positions

Frac Sand is a Natural, Close Adjacency for Eagle

Key Growth Opportunity and a Top Eagle Priority

Frac sand entry leverages Eagle’s existing

Customer base (oil well cement)

Owned distribution infrastructure that we have repurposed (Corpus Christi port terminal, proximate to Eagle Ford)

Processing expertise (aggregates)

Advantaged access to scarce northern white sand resource

Long-standing relationships (at Illinois Cement) enabled acquisition of a 50-year scale reserve deposit in Illinois

Northern white sand is the preferred proppant in oily plays — and increasingly so

Northern white sand deposits are not near any shale plays, so logistics is a key

Opportunity to create a low-cost system

Geology is Destiny – Quality Scarcity

Dark Red Represents the Outcroppings of Quartz Sand ~ 500 Million Years Old

Small Universe of Areas in North America (and in the World)

Studies have shown geologic conditions creating these deposits are rare across the globe. England deposits are played out, limited quality deposits in Poland, Asia/Pacific and Arabia have lower crush strengths – implies a relatively low sand import threat (and long-term potential export possibilities).

Sandstone Formation Section View

Sandstone Closest to the Surface is Even Less Common

Eagle Northern White Frac Sand Mine

Eagle’s Illinois Mine

Northern White Frac Sand

Mine Entrance

Frac Sand at Corpus Christi

Destined for the Eagle Ford

Corpus Christi Site Repurposed, Now Operational

Third-Party Sand Used to Initialize Processing/Logistics Systems

Frac Sand Demand Drivers

Positive Trends Across Multiple Drivers

Horizontal Rig count x Wells Per Rig x Lateral Lengths x Stages Per Lateral x Proppant Per Stage = Propant Demand

Eagle Ford and Mid-Continent Lead Growth

Proppant Use

Year-on-Year Growth in Proppant Consumption (2012 vs. 2013)

Mid-Continent

Eagle Ford

Source: PacWest Sample Analysis

Frac Sand Supply and Demand

Growth in Both

Acute

Shortage

Price Pressure for Most Desirable Grades

Generally in Balance for Most Desirable Grades

Slower Rate of Capacity Growth —Back to 2012 Pricing Conditions?

Consumption

Brown and Fit-for-Purpose Sand 100 M

40-70

30-50

20-40 and Coarser

2011 Capacity

2012 Capacity

2013 Capacity

2014 Capacity

80 70 60 50 40 30 20 10 -

Eagle Materials Business Definition

Minerals-Based Commodity Products

Infrastructure and Related Construction Materials

Construction Cement

Aggregates and Concrete

Energy Industry Materials

Oil Well Cement

Frac Sand

Residential and Commercial Construction Materials

Gypsum Wallboard

Gypsum Paperboard

Strategy Emphasis Now Profitable, High-Returning Growth Asset Optimization

Key Demand Drivers Secular and Cyclical Growth Cyclical Recovery

Competitive Advantage Cost Position Scarcity Cost Position

Innovation Focus Extension of Low Cost Producer Positions

Eagle’s US Market and Production Locations

Gypsum, CO 700 MMSF

Albuquerque, NM 425 MMSF

Bernalillo, NM 550 MMSF

Currently idled

Duke, OK 1,300 MMSF

Lawton, OK 350,000 tons paperboard

Georgetown, SC 900 MMSF

Wallboard

Paperboard

Total Wallboard

4	Billion SF

Note: Design capacities here do not necessarily represent current operating rates (“effective capacity”).

US Demand for Gypsum Wallboard

Closely Linked with Housing

New Home Sales (000)

Wallboard Shipments (BSF)

1,400 1,200 1,000 800 600 400 200 0

1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 2010 2013

45 40 35 30 25 20 15 10 5 0

Industry Wallboard Shipment Volumes

Gypsum Association, Square Feet, Calendar Years

6,000,000 5,000,000 4,000,000

Back to 60% of prior peak

volume (2005) by 2014?

Annual Volume

2014 ~ 22 BSF?

2013 20.5 BSF 2012 18.9 BSF 2011 17.2 BSF

1st Quarter 2nd Quarter 3rd Quarter 4th Quarter

Single-Family Housing Starts Outlook

Moody’s Analytics, SAAR in Millions, May 2014

2.0

1.5

1.0

0.5

0.0

Census Bureau’s population projections imply 1.28 million annual average growth in net new households between 2013 and 2020 (Harvard’s Joint Center for Housing Studies)

Severe Decline

Extended Trough

Moody’s Scenario

2005Q1

2008Q1

2011Q1

2014Q1

2017Q1

Latest Regional Recovery Outlooks — Wallboard

Indexed Single Family Housing Starts, 2013Q4=100%

300% 250% 200% 150% 100%

2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4

Albuquerque, NM

(Albuquerque, NM, Santa Fe, NM, Phoenix, AZ MSA’s)

Eagle, CO

(Denver, Co, Boulder, Co, Cheyenne, WY, Salt Lake, UT MSA’s)

Duke, OK

(DFW-Arlington, Oklahoma City, OK, Little Rock, AR, Wichita Falls, TX, Wichita, KS MSA’s)

Georgetown, SC

(Charleston, SC, Columbia, SC, Wilmington, NC, Raleigh, NC, Charlotte, NC, Atlanta, Jacksonville, FL, Savannah, GA MSA’s)

Current Relative MSA Scale in Starts

Source: Moody’s Economy.com, Company analysis

Repair and Remodeling Outlook

Harvard University, 2014 Four-Quarter Outlook

Financial Discipline is a Key Enabler of Success

An Eagle Hallmark

Capital Structure

Funding Strategy

Use of Cash

Financial Summary

Profitable Performance Throughout the Cycle

$1,200 $1,000 $800 $600 $400 $200 $0

$501

$579

$699

$925

$994

$845

$695

$533 $537

$581

$739

$1,009

Adjusted Revenues (1)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

$400 $300 $200 $100 $0

Adjusted EBITDA (2)

$131

$141

$201

$289

$351

$220

$152

$123

$100 $105

$171

$282

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Note: Dollars in millions. For fiscal years ending March 31.

(1) Includes our proportionate share of our JV’s revenues. Adjusted Revenues is a non-GAAP measure. See slides titled “Non-GAAP Reconciliation” in the Appendix.

(2) Adjusted EBITDA represents earnings before: (i) interest, taxes, depreciation and amortization and (ii) certain other non-cash or non-routine items. Adjusted EBITDA is a non-GAAP measure. See slides titled “Non-GAAP Reconciliation” in the Appendix.

Eagle Evolution Since Peak of Last Cycle

Long-Standing Goal of Doubling Peak-to-Peak Earnings Power

1. One-third more productive capacity in place

•	Cement: Illinois expansion (additional 470,000 tons)
•	Wallboard: Ultra-efficient plant built in Georgetown, SC
•	Paper: 350,000 ton capacity today (270,000 tons last peak)

2. Cement acquisitions increased capacity by 60% November 30, 2012

•	Two cement plants and related assets

3. Shift of cement product mix toward oil well and other specialties

•	Class H at Texas Lehigh was ~25% now over 50% of manufactured

4. We believe that over time our frac sand opportunity has as much earnings contribution potential as does cement or wallboard

Capital Structure

$ Million

$1,000 $800 $600 $400 $200 $-

Equity Net Debt

$462

$285

$473

$260

$696

$831

$485

$375

3/31/11 3/31/12 3/31/13 3/31/14

Net Debt-to-Cap 38% 35% 41% 31%

Net Debt-to-Equity 62% 55% 70% 45%

Debt Maturity Profile

$100.0

$80.0

$60.0

$40.0

$20.0

$0.0

$ In Millions

$9.5

$57.0

$8.0

$81.2

$36.5

2015 2016 2017 2018 2019 2020

Fiscal Years

2005 Senior Notes

2007 Senior Notes

Disciplined Use of Cash

$ Millions

$600 $500 $400 $300 $200 $100 $0

Share Repurchases

Dividends

Growth and Improvement

Maintenance

FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY 14

Note: Issued 3.5 million shares in FY 13 pursuant to the Lafarge Acquisition Assets.

Investment Summary

Eagle Materials

•	Low cost producer
•	Leading positions in attractive markets
•	Now in early innings of the up-cycle
•	Favorable secular demand trends, especially for cement and frac-sand
•	Recently acquired assets have increased Eagle’s cement capacity by 60%
•	Track record of sound strategic choices and superior operational execution
•	Healthy capital structure and increasing capacity to fund growth

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Adjusted EBITDA

Adjusted EBITDA represents earnings before (i) interest, taxes, depreciation and amortization, and (ii) certain other non-cash or non-routine items. Adjusted EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases and is used as a benchmark for evaluating the creditworthiness of particular issuers. Adjusted EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP.

$ million

Net Income

Plus:

Taxes

Interest

DD&A

Other Charges

Adjusted EBITDA

3/31/03 3/31/04 3/31/05 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12 3/31/13 3/31/14

$ 57.6 $ 66.9 $ 106.7 $ 161.0 $ 202.7 $ 97.8 $ 41.8 $ 29.0 $ 14.8 $ 18.7 $ 57.7 $ 124.2

29.0 35.2 51.4 80.1 101.6 46.6 20.4 10.3 1.9 3.2 26.4 57.6

9.6 3.8 3.3 6.3 5.4 21.1 28.9 21.5 16.5 16.6 15.8 18.2

33.2 33.0 34.5 38.6 40.0 44.9 51.2 50.8 49.2 50.1 56.9 70.0

1.4 2.2 5.5 3.2 1.8 9.7 9.8 11.0 17.9 15.9 14.9 11.8

$ 131 $ 141 $ 201 $ 289 $ 351 $ 220 $ 152 $ 123 $ 100 $ 105 $ 171 $ 281.8

Non-GAAP Reconciliation

Adjusted Revenue

$ million

Eagle

Joint Venture (50%)

Total

3/31/03 3/31/04 3/31/05 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12 3/31/13 3/31/14

$ 429 $ 503 $ 617 $ 860 $ 918 $ 748 $ 599 $ 468 $ 462 $ 495 $ 643 $ 898

72 76 82 65 76 97 96 65 75 86 96 111

$ 501 $ 579 $ 699 $ 925 $ 994 $ 845 $ 695 $ 533 $ 537 $ 581 $ 739 $ 1,009

MAJOR FACILITIES

CEMENT PLANTS

CENTRAL PLAINS CEMENT COMPANY LLC
Sugar Creek, Missouri
Tulsa, Oklahoma

ILLINOIS CEMENT COMPANY LLC
LaSalle, Illinois

MOUNTAIN CEMENT COMPANY
Laramie, Wyoming

NEVADA CEMENT COMPANY
Fernley, Nevada

TEXAS LEHIGH CEMENT COMPANY LP
Buda, Texas
(50% joint venture)

CONCRETE, AGGREGATES, SAND PLANTS

CENTEX MATERIALS LLC
Austin and Buda, Texas

MATHEWS READYMIX LLC
Marysville, California

TALON CONCRETE AND AGGREGATES LLC
Kansas & Missouri – 10 locations

WESTERN AGGREGATES LLC
Marysville, California

NORTHERN WHITE SAND COMPANY LLC
Corpus Christi, Texas

GYPSUM WALLBOARD PLANTS

AMERICAN GYPSUM COMPANY LLC
Albuquerque, New Mexico
Bernalillo, New Mexico
Gypsum, Colorado
Duke, Oklahoma
Georgetown, South Carolina

PAPERBOARD MILL

REPUBLIC PAPERBOARD COMPANY LLC
Lawton, Oklahoma



MARYSVILLE
RENO (FERNLEY)
LARAMIE
GYPSUM
KANSAS CITY, KS & MO
LASALLE
BERNALILLO
ALBUQUERQUE
TULSA
DUKE
LAWTON
DALLAS
AUSTIN (BUDA)
GEORGETOWN
LEGEND
CEMENT PLANTS
CEMENT TERMINALS
WALLBOARD PLANTS
WALLBOARD DISTRIBUTION YARDS
CONCRETE OPERATIONS
AGGREGATES OPERATIONS
SAND PLANT
PAPERBOARD MILL
DALLAS HEADQUARTERS

Contact Information

Steve Rowley

President and CEO

(214) 432-2020

srowley@eaglematerials.com

Craig Kesler

Executive Vice President and CFO

(214) 432-2013

ckesler@eaglematerials.com

Bob Stewart

Executive Vice President, Strategy, Corporate Development and Communications

(214) 432-2040

bstewart@eaglematerials.com

Eagle Materials Inc.

NYSE: EXP

www.eaglematerials.com